UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

FIDELIS ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0000-33499	16-1599721
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

6399 Wilshire Blvd., Suite 507
Los Angeles, CA	90048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 457-3385

9107 Wilshire Blvd. Suite 355 Beverly Hills, CA 90210
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4©)

Item 8.01  Other Events

Fidelis Energy Inc. (the “Company) recently moved its corporate offices to the following location:

6399 Wilshire Blvd., Suite 507
Los Angeles, CA
Tel:  (213) 457-3385

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELIS ENERGY, INC.

Date: December 7, 2011	By:	/ s/ James Poole
James Poole
President, Chief Executive Officer and Director